Exhibit 10.1

JOINDER, COMMITMENT INCREASE, AND REALLOCATION AGREEMENT

THIS JOINDER, COMMITMENT INCREASE, AND REALLOCATION AGREEMENT (this “Agreement”) is made this 29th day of September, 2021, by and among Comerica Bank (“New Lender”), Flagstar Bank, FSB (“Increasing Lender”), Bank of America, N.A., as administrative agent for the lenders (in such capacity, “Administrative Agent”), and Dream Finders Homes, Inc., a Delaware corporation (“Borrower”). Reference is made to the Credit Agreement, dated as of January 25, 2021, by and among Borrower, each of the Lenders defined therein (collectively, together with New Lender, “Lenders”), Administrative Agent and the other parties thereto (as renewed, extended, modified, and amended from time to time prior to the date hereof, the “Credit Agreement”). Terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

W I T N E S S E T H

WHEREAS, pursuant to Section 2.14 of the Credit Agreement, Borrower has requested an increase in the Aggregate Commitments; and

WHEREAS, New Lender has agreed to join the Credit Agreement as a Lender and provide a Commitment thereunder, and Increasing Lender has agreed to increase its Commitment, in each case to accommodate Borrower’s request.

NOW, THEREFORE, the parties hereto agree as follows:

1.        Lender Joinder. Subject to the terms and conditions set forth herein:

(a)       New Lender hereby (i) agrees to become a “Lender” under the Credit Agreement; (ii) joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement, to the same extent as if New Lender were an original signatory thereto; and (iii) agrees to provide a Commitment to Borrower under the Credit Agreement on the date hereof in the amount set forth opposite New Lender’s name on Schedule 2.01 attached hereto; and

(b)      New Lender hereby (i) represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby; and (ii) agrees that it will (A) independently and without reliance on Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.       Increasing Lender. Subject to the terms and conditions set forth herein, Increasing Lender hereby agrees to increase its Commitment to Borrower under the Credit Agreement on the date hereof to equal the amount set forth opposite Increasing Lender’s name on Schedule 2.01 attached hereto.

3.      Commitment Schedule; Reallocations. Subject to the terms and conditions set forth herein, upon the effectiveness of this Agreement, Schedule 2.01 of the Credit Agreement is hereby replaced with Schedule 2.01 attached hereto. Upon the effectiveness of this Agreement, Borrower, Administrative Agent and Lenders shall make such reallocations, sales, assignments and other relevant actions in respect of each Lender’s Loans as are necessary in order that such Lender’s Loans reflect such Lender’s Applicable Percentage of the outstanding Aggregate Commitments on the date hereof, and (unless otherwise waived by a Lender in its sole discretion) Borrower agrees to compensate each Lender for any loss, cost or expense

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incurred by such Lender in connection with the reallocation described above, in each case on the terms and in the manner set forth in Section 3.05 of the Credit Agreement.

4.        Representations and Warranties. Borrower hereby represents and warrants that:

(a)       Borrower has the power to execute and deliver this Agreement and to perform its obligations hereunder; and Borrower has duly authorized such execution, delivery and performance.

(b)       This Agreement constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as limited by Debtor Relief Laws and the applicable of general principles of equity (regardless of whether such enforceability is considered in proceedings in equity or at law).

(c)      The representations and warranties of Borrower in the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct on and as of this Agreement, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date and except that for purposes of this paragraph, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

(d)       No Default has occurred and is continuing or would result from giving effect to this Agreement.

(e)       The conditions set forth in Section 2.14 of the Credit Agreement have been satisfied as of the date hereof.

5.        Conditions Precedent. The effectiveness of this Agreement is subject to satisfaction of the following conditions precedent:

(a)       Administrative Agent shall have received this Agreement, duly executed and delivered by New Lender, Increasing Lender, Administrative Agent, and Borrower;

(b)       a Note for New Lender (to the extent requested by New Lender);

(c)       Administrative Agent shall have received a certificate of each Loan Party dated as of the date hereof (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to this Agreement, and (ii) in the case of Borrower, certifying that, before and after giving effect to this Agreement, (A) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this paragraph, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement, and (B) no Default exists or would result from giving effect to this Agreement;

(d)      (x) upon the reasonable request of any Lender made at least fifteen days prior to the date hereof, Borrower shall have provided to such Lender, and such Lender shall be reasonably

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satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act, in each case at least ten (10) days prior to the date hereof and (y) at least ten (10) days prior to the date hereof, any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Loan Party;

(e)       the representations and warranties set forth herein shall be true and correct;

(f)        no Default shall have occurred and be continuing or would result from giving effect to this Agreement;

(g)       payment by Borrower of all fees and other amounts due and payable on or prior to the date hereof, including, without limitation, any applicable fees set forth in any applicable Fee Letter or any other Loan Document, and reimbursement or payment of all costs and expenses required to be reimbursed or paid by Borrower hereunder, including all fees, charges and disbursements of counsel to Administrative Agent (directly to such counsel if requested by Administrative Agent); and

(h)      receipt by Administrative Agent of such other documents or instruments as Administrative Agent may reasonably require to evidence the increase in the Commitment of any Lender and to ratify each Loan Party's continuing obligations under the Credit Agreement and under the other Loan Documents.

6.       Miscellaneous.

(a)       The Loan Documents are hereby ratified and affirmed by Borrower and shall remain in full force and effect. Borrower represents and warrants to Administrative Agent that the conditions set forth in Section 2.15 of the Credit Agreement have been satisfied as of the date hereof.

(b)       This Agreement shall constitute one of the Loan Documents.

(c)      This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Agreement may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. This Agreement, together with the Credit Agreement and the other Loan Documents, embodies the entire agreement and understanding relating to the subject matter hereof.

(d)       This Agreement may be in the form of an Electronic Record (and may be delivered by e- mail or facsimile) and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same letter agreement. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by Bank of America, N.A. of a manually signed paper Communication which has been converted into electronic form (such as scanned into pdf format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. For purposes hereof, (i) “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time and (ii) “Communication” shall

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mean this Agreement and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Agreement.

[Signature Pages Follow.]

IN  WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first stated above.

NEW LENDER:

COMMERCIA BANK

By:	/s/ Charles Weddell
Name: Charles Weddell
Title: Senior Vice President

Signature Page to
Joinder, Commitment Increase, and Reallocation Agreement

INCREASING LENDER:

FLAGSTAR BANK, FSB

By:	/s/ Drew Szilagyi
Name: Drew Szilagyi
Title: VP

Signature Page to
Joinder, Commitment Increase, and Reallocation Agreement

Accepted and agreed as of the date first stated above:

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.

By:	/s/ William Campano
Name: William Campano
Title: Senior Vice President

Signature Page to
Joinder, Commitment Increase, and Reallocation Agreement

Accepted and agreed as of the date first stated above:

BORROWER:

DREAM FINDERS HOMES, INC.

By:	/s/ Patrick O. Zalupski
Name: Patrick O. Zalupski
Title: President

Signature Page to
Joinder, Commitment Increase, and Reallocation Agreement

To induce Administrative Agent, Lenders, and L/C Issuers to enter into this Amendment, the undersigned hereby (a) consent and agree to its execution and delivery and the terms and conditions thereof, (b) agree that this document in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any guaranties , assurance, or other obligations or undertakings of any of the undersigned under any Loan Documents, (c) confirms and ratifies its continuing unconditional obligations as a Guarantor under the Guaranty, as it may be amended or otherwise modified hereby, with respect to all of the Guaranteed Obligations (as defined herein), and (d) waive notice of acceptance of this Amendment, which Amendment binds each of the undersigned and their respective successors and permitted assigns and inures to the benefit of Administrative Agent, the L/C Issuers and Lenders and their respective successors and permitted assigns.

GUARANTORS: DREAM FINDERS HOMES, LLC H&H CONSTRUCTORS OF FAYETVILLE, LLC VILLAGE PARK HOMES, LLC DFH LAND, LLC DFH WILDWOOD, LLC DFH MANDARIN, LLC CENTURY HOMES FLORIDA, LLC

By:	/s/ Patrick O. Zalupski
Name: Patrick O. Zalupski
Title: President

DREAM FINDERS HOLDINGS LLC

By:	/s/ Patrick O. Zalupski
Name: Patrick O. Zalupski
Title: Chief Executive Officer

Signature Page to
Joinder, Commitment Increase, and Reallocation Agreement

SCHEDULE 2.01A

COMMITMENTS AND APPLICABLE PERCENTAGES